UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of

The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): December 22, 2008 (December 19, 2008)

NATIONWIDE FINANCIAL SERVICES, INC.

(Exact name of registrant as specified in its charter)

Delaware	1-12785	31-1486870
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

One Nationwide Plaza, Columbus, Ohio	43215
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code: (614) 249-7111

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instructions A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☒	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 8.01 – Other Events

On December 19, 2008, Moody’s Investor Service placed NFS’ ratings under review. On December 22, 2008, Standard & Poor’s Ratings Services (S&P) lowered its corporate credit rating on Nationwide Financial Services, Inc. (NFS) one level, from AA- to A+. Following this announcement, NFS sent a letter to its distribution partners explaining that a primary reason for the ratings change is S&P’s recognition that NFS is expected to become a private and wholly owned subsidiary of its parent company, Nationwide Mutual Insurance Company (Nationwide Mutual), on January 1, 2009. Consistent with S&P’s methodology, the ratings change aligns NFS’ credit ratings with that of Nationwide Mutual. Another factor influencing the ratings change was concerns about the negative impact of the deteriorating financial markets, which both Moody’s and S&P acknowledge is an issue affecting the whole industry. The letter also includes projections for NFS’ year-end consolidated risk-based capital ratio.

A copy of the letter to distribution partners is being furnished as Exhibit 99.1 to this Current Report on Form 8-K.

ADDITIONAL INFORMATION

In connection with the proposed transaction between NFS and Nationwide Mutual, NFS has filed a definitive proxy statement with the U.S Securities and Exchange Commission (SEC). Before making any voting or investment decision, investors and security holders of NFS are urged to carefully read the entire definitive proxy statement, and any other relevant documents filed with the SEC, as well as any amendments or supplements to those documents, because they contain, and will contain, important information about the proposed transaction. A definitive proxy statement has been sent to the stockholders of NFS in connection with the transaction. Investors and security holders may obtain a free copy of the definitive proxy statement and other documents filed by NFS at the SEC’s website at http://www.sec.gov. The proxy statement and such other documents may also be obtained for free from NFS by directing such request to Mark Barnett, Vice President – Investor Relations, Nationwide Financial Services, Inc., One Nationwide Plaza, Columbus, Ohio, 43215.

PARTICIPANTS IN THE SOLICITATION

NFS, its directors, executive officers and other members of its management, employees, and certain other persons may be deemed to be participants in the solicitation of proxies from NFS’ stockholders in connection with the transaction. Information about the interests of participants in the solicitation has been set forth in the proxy statement relating to the merger.

FORWARD-LOOKING STATEMENTS

Certain statements in this report regarding the proposed transaction constitute “forward-looking statements” under federal securities laws. These forward-looking statements involve certain risks and uncertainties. Factors that may cause actual results to differ materially from those contemplated or projected, forecast, estimated or budgeted in such forward-looking statements include, among other, the possibility that the transaction will not close or that the closing will be delayed.

Item 9.01 – Exhibits

Exhibit 99.1 – Letter to distribution partners dated December 22, 2008

Exhibit 99.2 – Communication to NFS associates dated December 22, 2008

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

NATIONWIDE FINANCIAL SERVICES, INC. (Registrant)

Date: December 22, 2008	/s/ Timothy G. Frommeyer
Timothy G. Frommeyer
Senior Vice President – Chief Financial Officer